================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------





                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHNAGE ACT OF 1934




        Date of report (Date of earliest event reported) October 12, 1999

                         Commission File Number: 1-12955



                            JOURNAL REGISTER COMPANY
             (Exact Name of Registrant as Specified in Its Charter)


                    DELAWARE                                    22-3498615
(State or Other Jurisdiction of Incorporation                (I.R.S. Employer
                or Organization)                            Identification No.)

50 WEST STATE STREET, TRENTON, NEW JERSEY                       08608-1298
 (Address of Principal Executive Offices)                       (Zip Code)


                                 (609) 396-2200
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 8.           CHANGE IN FISCAL YEAR.

         On October 12, 1999, the Board of Directors of Journal Register Company (the "Company") voted to change the Company's fiscal year end from a calendar year period to a 5 week-4 week-4 week quarterly reporting period. This change will result in the Company's operating periods ending each month, quarter and year end on a Sunday. Period one of each quarter will result in reporting 5 weeks of financial results. The second and third periods of each quarter will reflect 4 weeks of financial results. The Company will report the transition period in the year 2000 on the 1st quarter 10-Q.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 1999                      JOURNAL REGISTER COMPANY


                                             By: /s/ Jean B. Clifton
                                               ---------------------------
                                                 Jean B. Clifton
                                                 Executive Vice President &
                                                 Chief Financial Officer